EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended February 17, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Mar 2007 – Feb 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.5%	-0.1%	-0.1%	-14.5%	-5.7%	2.8%	4.9%	2.8%	12.4%	-17.5%	0.3	0.4
B**	0.5%	-0.1%	-0.2%	-15.0%	-6.3%	2.1%	N/A	2.1%	12.4%	-19.2%	0.2	0.3
Legacy 1***	0.6%	0.0%	0.2%	-12.6%	N/A	N/A	N/A	-3.0%	10.8%	-14.2%	-0.2	-0.4
Legacy 2***	0.6%	0.0%	0.2%	-13.0%	N/A	N/A	N/A	-3.4%	10.7%	-14.5%	-0.3	-0.4
Global 1***	0.6%	0.0%	0.4%	-11.9%	N/A	N/A	N/A	-4.4%	10.1%	-14.1%	-0.4	-0.5
Global 2***	0.6%	0.0%	0.4%	-12.2%	N/A	N/A	N/A	-4.7%	10.0%	-14.8%	-0.4	-0.6
Global 3***	0.6%	-0.1%	0.1%	-13.7%	N/A	N/A	N/A	-6.4%	10.0%	-18.8%	-0.6	-0.8

S&P 500 Total Return Index****	1.5%	3.9%	8.6%	4.7%	25.4%	1.5%	4.1%	1.5%	19.0%	-50.9%	0.2	0.1
Barclays Capital U.S. Long Gov Index****	-0.6%	-3.1%	-3.1%	26.3%	9.8%	9.6%	8.3%	9.6%	12.7%	-12.3%	0.8	1.4

*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	40%					37%
Energy	20%	Long	Brent Crude Oil	4.0%	Long	18%	Long	Brent Crude Oil	3.9%	Long
			Natural Gas	3.7%	Short			Natural Gas	3.2%	Short
Grains/Foods	12%	Long	Corn	3.2%	Long	11%	Long	Corn	3.2%	Long
			Coffee	1.7%	Short			Coffee	1.6%	Short
Metals	8%	Long	Gold	3.1%	Long	8%	Long	Gold	3.2%	Long
			Aluminum	1.5%	Short			Aluminum	1.3%	Short
FINANCIALS	60%					63%
Currencies	28%	Short $	Australian Dollar	3.2%	Long	29%	Short $	Australian Dollar	3.3%	Long
			Euro	2.6%	Short			Euro	3.1%	Short
Equities	20%	Long	S&P 500	2.8%	Long	21%	Long	S&P 500	3.0%	Long
			Dax Index	2.3%	Long			Dax Index	2.3%	Long
Fixed Income	12%	Long	Bunds	2.0%	Long	13%	Long	Bunds	2.1%	Long
			Japanese Gov't Bonds	1.8%	Long			Japanese Gov't Bonds	1.9%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets topped 7-week highs as supply concerns from the Middle East supported prices.  Speculators drove natural gas prices over 8% higher as the U.S. Energy Information Administration reported a larger-than-expected decrease in U.S. inventories.  Bullish economic data in the U.S. added to gains in the energy markets.

Grains/Foods
Grains prices generally increased due to improved demand forecasts stemming from strong export data.  News the U.S. and China will sign a new agreement to cooperate on farm trade also provided support to the grains markets.  Coffee prices dropped to a 15-month low following a smaller-than-expected rise in U.S. retail sales data for January.

Metals
Copper prices fell nearly 4% because of weak demand data and strength in the U.S. dollar.  Reports Moody’s Investor Services downgraded the sovereign debt of six European nations, which supported weak demand forecasts and added to declines in the base metals markets.

Currencies
The U.S. dollar strengthened against counterparts when the U.S. Consumer Price Index data came in below estimates.  In Asia, the Japanese yen experienced setbacks against most major currencies after the Bank of Japan released plans for its newly expanded monetary-easing initiative.  The British pound rallied following an upward revision to the nation’s inflation forecast which reduced the likelihood of quantitative easing by the Bank of England in the near future.

Equities
Global equity markets generally rallied as hopes for the completion of a new Greek bailout deal fueled investor confidence.  Positive earnings reports from several key U.S. firms added to gains in the global equity markets.

Fixed Income
U.S. Treasury markets fell in response to an improvement in weekly U.S. jobless claims estimates.  Reports of Greek progress in completing its new bailout plan put further pressure on U.S. debt products.  Moody’s downgraded several European nations, which led to a rally in Bund prices as investors sought safer fixed-income investments for their portfolios.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.